UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2021
Date of Report (Date of earliest event reported)

VIDLER WATER RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:  (775) 885-5000

PICO HOLDINGS, INC.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	VWTR	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Vidler Water Resources, Inc. (the “Company”) issued a press release on May 10, 2021, announcing its financial results for the fiscal quarter ended March 31, 2021. The press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

The information in this Current Report that is furnished under Items 2.02 and 9.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure
On May 6, 2021, the Company issued a press release announcing an agreement with a Solar Energy developer for properties in Arizona. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of Vidler Water Resources, Inc. dated May 10, 2021 (financial results for the fiscal quarter ended March 31, 2021).
99.2	Press Release announcing an agreement with Solar Energy developer for properties in Arizona.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021

VIDLER WATER RESOURCES, INC.

By: /s/ Maxim C.W. Webb

Maxim C.W. Webb
Executive Chairman, CFO

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